LAZARD ASSET MANAGEMENT
Lazard World Dividend & Income Fund, Inc. First Quarter Report M A R C H 3 1 , 2 0 0 7

Lazard World Dividend & Income Fund, Inc.
Investment Overview

Dear Shareholder,

We are pleased to present the First Quarter Report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the period ended March 31, 2007. The Fund is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

The Fund has been in operation for nearly two years, and we are very pleased with LOR’s performance for the first quarter, over the last year, and since the Fund’s inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2007)

For the first quarter of 2007, the Fund’s Net Asset Value (“NAV”) gained 3.5%, comfortably surpassing the benchmark, the Morgan Stanley Capital International (MSCI®) All Country World Index (ACWI®) (the “Index”), which earned 2.5% during this period. The one-year NAV return of 24.9% is similarly well ahead of the Index return of 15.9% . Since inception, the Fund’s annualized NAV return of 25.1% also compares very favorably to the Index return of 20.1% . Shares of LOR ended the first quarter of 2007 with a market price of $22.11, representing a 5.0% discount to the Fund’s NAV of $23.27. The Fund’s net assets were $160.1 million as of March 31, 2007, with total leveraged assets of $224.1 million, representing 28.6% leverage.

We believe that LOR’s investment thesis remains sound, as demonstrated by the significant outperformance of the Index by the Fund’s NAV returns in the first quarter of 2007, over the last year, and since inception. First quarter performance was affected primarily by good stock selection in consumer discretionary, particularly in the media and retail industries, and in the materials and consumer staples sectors. In addition, returns for the smaller, short-duration1 emerging market currency and debt portion of the Fund were moderately negative in January but strong for the rest of the first quarter and have been a meaningful positive contributor to performance for the year-to-date and since inception.

As of March 31, 2007, 65.6% of the Fund’s total leveraged assets consisted of world equities and 31.9% consisted of emerging markets currency and debt instruments, while 2.5% consisted of cash and other assets.

Declaration of Dividends

The Fund’s Board of Directors has declared a monthly dividend distribution of $0.1167 per share on the Fund’s outstanding stock each month since inception. In addition, in September and December of 2006, the Fund also made additional, required distributions of accumulated income and net realized capital gains. The cumulative distributions for the 12 months ended March 31, 2007 totaled $3.2634 per share, representing a market yield of 14.8% (including capital gains), based on the share price of $22.11 at the close of NYSE trading on March 31, 2007. Note that LOR does not pay a managed distribution and, as such, there has been no return of capital to investors since the Fund’s inception.

Additional Information

Please note that available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics. You may also reach Lazard by phone at 1-800-828-5548.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

World Equity Portfolio
(65.6% of total leveraged assets)

The Fund’s world equity portfolio is invested primarily in 70 to 100 of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by the Investment Manager. The equity portfolio is broadly diversified in both developed and emerging market countries and across the capitalization spectrum. Examples include Barclays PLC, which provides commercial and investment banking, insurance, financial and asset management services, and operates branches in more than 60 countries worldwide; Eni SpA, which through its subsidiaries operates in the oil and gas, electricity generation, petrochemicals, and oilfield services construction and engineering industries; Taiwan Semiconductor Manufacturing Company, which engages in the design, manufacturing, sale, packaging, and testing of integrated circuits and other semiconductor devices; and Vodafone, a mobile telecommunications firm operating principally in the U.S., Europe, and Asia Pacific.

As of March 31, 2007, 35.9% of the Fund’s world equity portfolio investments were based in North America, 17.2% were from Continental Europe (not including the U.K.), 16.2% were from the U.K., 10.4% were from Australia and New Zealand, 9.0% were from Asia, 6.3% were from Latin America, and 5.0% were from Africa and the Middle East. The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2007, were financials (30.2%), which includes banks, insurance companies, and financial services companies, and telecommunications services (19.8%), a sector that encompasses those industries that provide voice, data, and video communications services. Other sectors include consumer discretionary, consumer staples, energy, health care, information technology, and industrials. The average dividend yield on the world equity portfolio was 4.5% at March 30, 2007.

World Equity Market Review
The multiyear bull market that began in 2003 continued through the first quarter of 2007. The market rally continued into February, with stocks rising modestly. Then, a sharp selloff began two days before the end of February, driving indices to modest losses. While there was no obvious trigger for the selloff, some analysts pointed to a sharp decline in Chinese shares. Others blamed the recent rally in the Japanese yen, which implied that speculators were reversing the "carry trade," following the recent decision by the Bank of Japan to raise interest rates. The weakening U.S. housing market and rising subprime loan defaults may have also weighed on the market. However, the market recovered much of these losses, as comments from the U.S. Federal Reserve led investors to believe that the next move in interest rates could be lower. From a sector perspective, the consumer staples sector continued to be supported by potential merger activity and pressure from activist shareholders. Conversely, the technology sector continued to lag during the first quarter. Energy stocks were also weak, falling sharply early in the quarter along with crude oil and never fully recovering, even as oil prices rose late in the quarter. World small caps outperformed large caps over the period, capping another strong quarter.

Regionally, Asian markets outside of Japan outperformed in the quarter, with European and Japanese markets performing roughly in line with the MSCI World® Index. In the United States, concerns about U.S. housing weakness weighed on stocks, particularly financials. Emerging markets equities began 2007 with a modest fall. The markets then began to correct sharply at the end of February, as the Shanghai market encountered a steep decline. Despite the ensuing volatility, most developing-country stock markets were remarkably resilient and finished the quarter higher.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and What Hurt LOR
Benefiting performance for the world equity portfolio was stock selection in consumer discretionary, as shares of Kingfisher PLC, and Idearc, Inc. rose. Kingfisher is a U.K.-based company and it sells a broad range of home improvement consumer goods through its retail operations, with stores located worldwide. Idearc, a U.S.-based company, publishes hard copy and Internet-based directories, including the yellow and white pages. Also, stock selection and the portfolio’s larger weight in materials stocks helped the portfolio, with robust returns from Dow Chemical, the U.S. chemicals company, on market speculation on a buy-out of the company (which subsequently proved to be false), Kumba Iron Ore, a South African miner of iron ore, and Grupo Mexico, the Mexican materials company that mines, processes, and markets a range of metals. Grupo Mexico was sold from the portfolio near the end of the quarter. In addition, stock selection in consumer staples benefited performance, as shares of Brazilian tobacco company, Souza Cruz, rose.

Conversely, stock selection in financials hurt performance for the world equity portfolio, as shares of Citigroup, the U.S. financial services company, continued to underperform and shares of Washington Mutual, a U.S. bank, fell, due to its exposure to the subprime lending market. In addition, stock selection in telecom services detracted from performance, as shares of Brazil’s Telemar Norte Leste fell as did shares of South Korea’s KT Corp., that country’s largest telephone and Internet company, due to concerns about management’s guidance for capital expenditures.

Emerging Market Currency and Debt Portfolio
(31.9% of total leveraged assets)

The Fund also seeks enhanced income through investing in high-yielding, short-duration (typically, under one year) emerging market forward currency contracts and local currency debt instruments. As of March 31, 2007, this portfolio consisted primarily of forward currency contracts (77.9%), and a smaller allocation to sovereign debt obligations (18.6%) and structured notes (3.5%) . The average duration of the emerging market currency and debt portfolio was approximately 6.0 months, as of March 31, 2007, with an average yield of 7.5% 2.

As of March 31, 2007, the Fund’s emerging market currency and debt holdings were highly diversified across 27 countries within Asia (21.9%), Latin America (21.7%), Africa (20.1%), Eastern Europe (10.2%), the Commonwealth of Independent States and Baltic countries (12.8%), and the Middle East (11.4%) .

Emerging Market Currency and Debt Market Review
Across all regions, the Fund’s exposure to emerging market currency and local debt markets materially outperformed London Interbank Offered Rate (“LIBOR”). January’s flat performance was followed by strength in February and March, despite the mid-quarter global market jitters. Emerging money market yields have eased slightly during the first quarter. However, emerging market central banks are increasing their tolerance for local currency appreciation, as balance of payments flows dictate a strengthening emerging market currency bias, or in the face of upward inflationary pressure in lieu of (or in complement to) interest rate hikes. In aggregate, the Fund’s positions are earning an attractive risk premium while benefiting additionally from emerging market currency gains.

The outlook for emerging local markets continues to be constructive. We expect positive attribution for the coming year from both interest rate carry (currently over 7.5% annualized) and currency appreciation in certain regions. Most of these economies benefit from strong balance of payments, economic growth and continued pursuit of orthodox monetary and fiscal policy. With a healthy yield cushion, we are optimistic on the return outlook for the Fund’s currency and local debt investments.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

What Helped and Hurt LOR
Across all regions, the portfolio’s positions materially outperformed, with nearly all countries owned in the portfolio contributing to performance, and only five markets detracting. January performance was flat, while February and March posted solid gains despite the mid-quarter global market jitters precipitated by the Chinese equity market’s sharp fall. Security selection added value, as all local debt holdings generated excess returns, over and above the short-term money market results in each country. Once again, LOR’s large exposure to Brazilian currency and local debt, a top-performing local market, added significant value. The Fund’s ongoing avoidance of Chinese, Taiwanese, and Hong Kong local markets also served it well, as they all underper-formed LIBOR during the quarter.

The Fund’s Emerging Market Currency and Debt Market portfolio ended the quarter invested in the currency and local debt markets of 27 emerging countries. LOR’s overall duration edged higher, to six months by quarter-end, due to accumulation of local bonds in Turkey, Mexico, and Hungary. Over 85% of all holdings mature within 12 months with the duration of the remaining positions falling within the one to six year range.

Please consider the Fund’s investment objective, risks, charges and expenses carefully before investing. For more complete information about the Fund, you may obtain the prospectus by calling 800-828-5548, or online, at www.LazardNet.com. Read the prospectus carefully before you invest. The prospectus contains investment objective, risks, charges, expenses and other information about the Fund, which may not be detailed in this report.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

1

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

2	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, nor a guarantee, of future results. The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s management and the portfolio holdings described in this report are as of March 31, 2007; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings discussed may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

LOR at Market Price	$13,554
LOR at Net Asset Value	14,834
MSCI ACWI Index	13,806

Average Annual Total Returns*
Periods Ended March 31, 2007
(unaudited)

	One	Since
	Year	Inception**
Market Price	29.16%	18.88%
Net Asset Value	24.90	25.13
MSCI ACWI Index	15.87	20.13

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was June 28, 2005.

Lazard World Dividend & Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings
March 31, 2007 (unaudited)
		Percentage of
Security	Value	Net Assets
Eni SpA	$6,016,115	3.76%
Bank of America Corp.	5,887,708	3.68
The Dow Chemical Co.	5,512,372	3.44
Fortum Oyj	5,509,588	3.44
Lloyds TSB Group PLC	5,221,100	3.26
Telstra Corp., Ltd. Installment Receipts	4,962,861	3.10
HSBC Holdings PLC	4,579,629	2.86
Taiwan Semiconductor Manufacturing Co., Ltd.	4,004,766	2.50
Telecom Corp. of New Zealand, Ltd.	3,937,267	2.46
Telemar Norte Leste SA	3,882,669	2.42

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments
March 31, 2007 (unaudited)

Description	Shares	Value
Common Stocks—89.4%

Australia—6.9%
Amcor, Ltd. (a)	263,800	$1,608,986
Lion Nathan, Ltd. (a)	187,356	1,337,983
TABCORP Holdings, Ltd.	90,300	1,202,926
Telstra Corp., Ltd. Installment
Receipts (e)	1,913,800	4,962,861
Wesfarmers, Ltd.	64,779	1,975,522
Total Australia		11,088,278

Brazil—3.3%
CPFL Energia SA	57,500	816,410
Souza Cruz SA (a)	158,300	3,210,875
Ultrapar Participacoes SA
Sponsored ADR (a)	41,900	1,231,860
Total Brazil		5,259,145

Canada—1.0%
Rothmans, Inc.	87,100	1,551,515

Egypt—1.3%
Egyptian Company for Mobile Services	77,354	2,138,141

Finland—3.5%
Fortum Oyj	189,600	5,509,588

Germany—1.4%
Deutsche Bank AG	7,900	1,060,442
E.ON AG	8,800	1,192,264
Total Germany		2,252,706

Greece—0.8%
Motor Oil (Hellas) Corinth Refineries SA	47,100	1,305,355

India—0.9%
Oil and Natural Gas Corp., Ltd.	71,389	1,445,354

Ireland—0.5%
FBD Holdings PLC	14,600	757,957

Israel—2.3%
Bank Hapoalim BM	768,918	3,691,990

Italy—4.5%
Eni SpA	185,529	6,016,115
Intesa Sanpaolo	160,300	1,213,085
Total Italy		7,229,200

Japan—2.7%
Ichiyoshi Securities Co., Ltd.	132,900	2,129,552
Nissen Co., Ltd.	100,600	702,901
Nomura Holdings, Inc.	37,200	773,457
Sega Sammy Holdings, Inc.	33,500	780,224
Total Japan		4,386,134

Mexico—1.4%
Kimberly-Clark de Mexico SAB
de CV, Series A	503,200	2,284,884

Netherlands—0.9%
Koninklijke Wessanen NV	96,063	1,443,701

New Zealand—2.5%
Telecom Corp. of New Zealand, Ltd.	1,164,200	3,937,267

Norway—2.3%
Statoil ASA	137,950	3,740,228

South Africa—0.9%
Kumba Iron Ore, Ltd.	67,500	1,386,763

South Korea—1.3%
KT Corp. Sponsored ADR (a)	91,900	2,057,641

Spain—0.5%
Gestevision Telecinco SA	27,600	794,681

Taiwan—3.2%
Taiwan Mobile Co., Ltd.	1,097,000	1,175,168
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,951,778	4,004,766
Total Taiwan		5,179,934

Turkey—1.2%
Ford Otomotiv Sanayi AS	100,300	881,917
Turkcell Iletisim Hizmetleri AS ADR	80,400	1,065,300
Total Turkey		1,947,217

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

Description	Shares	Value
United Kingdom—14.7%
Anglo American PLC	26,705	$1,402,155
Barclays PLC	196,800	2,783,014
Friends Provident PLC	302,989	1,143,965
HSBC Holdings PLC	262,500	4,579,629
Kingfisher PLC	593,115	3,236,899
Lloyds TSB Group PLC	475,356	5,221,100
Old Mutual PLC	305,300	982,631
Premier Foods PLC	119,600	686,725
Royal Bank of Scotland Group PLC .	40,434	1,573,415
Vodafone Group PLC	694,989	1,847,023
Total United Kingdom		23,456,556

United States—31.4%
Altria Group, Inc. (a)	34,100	2,994,321
Bank of America Corp. (a)	115,400	5,887,708
Bristol-Myers Squibb Co. (a)	107,100	2,973,096
CBL & Associates Properties, Inc. (a) .	16,100	721,924
Citigroup, Inc. (a)	61,000	3,131,740
Citizens Communications Co. (a)	216,400	3,235,180
Du Pont (E.I.) de Nemours & Co. (a) .	58,900	2,911,427
Energy Transfer Equity LP	14,700	539,490
Enterprise GP Holdings LP	12,900	510,840
Enterprise Products Partners LP	14,000	445,200
Hiland Holdings GP LP	15,600	481,884
Huntington Bancshares, Inc.	116,700	2,549,895
Idearc, Inc. (a)	35,350	1,240,785
Louisiana-Pacific Corp. (a)	37,200	746,232
Masco Corp. (a)	83,000	2,274,200
National City Corp. (a)	65,600	2,443,600
Pfizer, Inc. (a)	119,200	3,010,992
The Dow Chemical Co. (a)	120,200	5,512,372
United Online, Inc.	85,900	1,205,177
USA Mobility, Inc.	49,200	980,556
Verizon Communications, Inc. (a)	89,000	3,374,880
Wachovia Corp. (a)	18,500	1,018,425
Washington Mutual, Inc. (a)	51,200	2,067,456
Total United States		50,257,380

Total Common Stocks
(Identified cost $126,902,906)		143,101,615

Preferred Stock—2.4%

Brazil—2.4%
Telemar Norte Leste SA, Class A
(Identified cost $4,250,314) (a)	187,800	3,882,669

	Principal
	Amount
Description	(000) (c)	Value

Foreign Government
Obligations—8.3%

Costa Rica—1.6%
Costa Rican Bono de Estabilizacion
Monetaria:
0.00%, 10/10/07	455,200	847,626
13.35%, 09/24/08	100	209
Costa Rican Titulos de Propiedad:
0.00%, 04/11/07	431,600	830,315
0.00%, 10/10/07	455,000	847,254
Total Costa Rica		2,525,404

Egypt—3.5%
Central Bank of Egypt Certificates
of Deposit:
0.00%, 04/26/07	3,000	523,328
0.00%, 05/23/07	1,000	173,344
0.00%, 07/04/07	9,000	1,544,169
Egypt Treasury Bills:
0.00%, 04/17/07	11,450	2,001,712
0.00%, 05/01/07	8,350	1,455,029
Total Egypt		5,697,582

Hungary—1.0%
Hungarian Government Bonds:
9.50%, 02/12/09	139,810	779,033
6.50%, 08/12/09	144,530	760,722
Total Hungary		1,539,755

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

	Principal
	Amount
Description	(000) (c)	Value
Mexico—1.1%
Mexican Bonos:
8.00%, 12/24/08	8,600	$789,202
9.00%, 12/20/12	10,780	1,047,309
Total Mexico		1,836,511

Turkey—1.1%
Turkish Government Bonds:
0.00%, 08/13/08	1,610	903,027
14.00%, 01/19/11	1,263	830,622
Total Turkey		1,733,649

Total Foreign Government
Obligations
(Identified cost $13,096,237)		13,332,901

Structured Notes—1.5%

Brazil—1.3%
Citibank Brazil Inflation-Linked
Bond NTN-B:
7.90%, 05/18/09 (d)	557	637,846
7.70%, 08/17/10 (d)	698	790,924
7.35%, 05/18/15 (d)	659	751,090
Total Brazil		2,179,860

Colombia—0.2%
Citibank Colombia TES Credit Linked
Unsecured Note,
9.88%, 04/27/12 (d)	251	314,012

Total Structured Notes
(Identified cost $2,148,840)		2,493,872

Repurchase Agreement—2.0%
State Street Bank and Trust Co.,
4.60%, 04/02/07
(Dated 03/30/07, collateralized by
$3,255,000 United States
Treasury Note, 4.125%, 05/15/15,
with a value of $3,198,038)
Proceeds of $3,136,202
(Identified cost $3,135,000) (a)	$3,135	3,135,000

Total Investments—103.6%
(Identified cost $149,533,297) (b)		$165,946,057
Liabilities in Excess of Cash
and Other Assets—(3.6)%		(5,830,618)
Net Assets—100.0%		$160,115,439

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
ARS	04/09/07	375,584	$121,000	$121,148	$148	$—
ARS	04/25/07	929,700	300,000	300,065	65	—
ARS	05/02/07	1,242,000	400,000	400,913	913	—
ARS	05/02/07	2,144,520	690,000	692,244	2,244	—
BRL	08/31/07	6,557,950	2,870,000	3,135,949	265,949	—
BRL	09/20/07	1,267,308	564,000	604,131	40,131	—
BRL	09/20/07	604,927	269,000	288,371	19,371	—
BWP	04/11/07	3,068,182	486,000	489,881	3,881	—
BWP	04/20/07	4,854,242	776,000	773,836	—	2,164
BWP	04/23/07	1,807,766	284,000	288,033	4,033	—
COP	04/02/07	2,844,457,500	1,255,000	1,291,101	36,101	—
COP	04/25/07	638,448,000	282,000	289,490	7,490	—
COP	04/26/07	584,886,000	258,000	265,191	7,191	—
COP	05/16/07	1,235,833,200	567,000	559,775	—	7,225
COP	06/19/07	1,138,918,400	512,000	514,744	2,744	—
EUR	04/12/07	929,466	1,239,211	1,237,854	—	1,357
EUR	05/02/07	676,000	891,756	901,013	9,257	—
GHC	05/24/07	4,403,700,000	466,000	471,429	5,429	—
GHC	06/18/07	739,050,000	78,000	78,793	793	—
GHC	07/09/07	6,094,740,000	647,000	647,122	122	—
GHC	07/16/07	1,724,775,000	183,000	182,845	—	155
GHC	07/24/07	3,956,259,394	417,812	418,657	845	—
GHC	08/27/07	1,721,720,000	182,000	180,821	—	1,179
GHC	09/13/07	4,070,554,000	431,203	425,899	—	5,304
IDR	04/12/07	2,836,080,000	312,000	310,803	—	1,197
IDR	04/12/07	5,285,357,000	581,000	579,217	—	1,783
IDR	04/20/07	11,773,507,500	1,273,500	1,290,247	16,747	—
IDR	06/20/07	11,811,712,500	1,273,500	1,294,434	20,934	—
ILS	04/10/07	3,127,530	742,000	752,567	10,567	—
ILS	04/19/07	3,233,741	768,000	778,323	10,323	—
INR	04/05/07	21,911,295	494,500	503,602	9,102	—
INR	04/05/07	17,217,630	387,000	395,724	8,724	—
INR	04/05/07	9,828,455	227,880	225,894	—	1,986
INR	04/16/07	33,707,190	759,000	772,988	13,988	—
INR	04/23/07	39,550,560	894,000	905,707	11,707	—
INR	05/07/07	23,988,920	542,000	548,159	6,159	—
INR	05/17/07	8,086,540	178,000	184,584	6,584	—
INR	05/18/07	8,086,540	178,000	184,564	6,564	—
KWD	04/30/07	236,369	818,000	816,672	—	1,328
KWD	04/30/07	243,313	842,000	840,662	—	1,338
KWD	06/04/07	239,193	827,000	826,379	—	621
KWD	07/16/07	221,642	766,000	765,747	—	253

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007 (continued):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
KZT	05/08/07	51,546,550	$407,000	$416,827	$9,827	$—
KZT	08/02/07	64,438,080	516,000	521,852	5,852	—
KZT	08/09/07	53,796,000	433,315	435,705	2,390	—
KZT	09/10/07	46,879,950	377,000	379,844	2,844	—
MXN	04/09/07	7,399,713	685,000	671,711	—	13,289
MXN	04/09/07	1,057,220	95,457	95,970	513	—
MXN	05/29/07	14,817,441	1,346,000	1,341,595	—	4,405
MXN	03/31/08	3,059,937	270,000	271,738	1,738	—
MYR	04/12/07	1,031,560	295,661	298,536	2,875	—
MYR	04/16/07	2,071,278	594,000	599,554	5,554	—
MYR	04/23/07	2,028,840	583,000	587,478	4,478	—
MYR	05/11/07	2,299,691	663,500	666,509	3,009	—
MYR	05/14/07	2,299,691	663,500	666,609	3,109	—
MYR	06/12/07	845,669	242,000	245,483	3,483	—
NGN	04/05/07	117,423,000	900,000	917,726	17,726	—
NGN	06/05/07	39,262,437	305,000	301,834	—	3,166
NGN	07/10/07	109,407,720	844,000	832,983	—	11,017
NGN	07/17/07	105,904,006	818,000	806,307	—	11,693
NGN	09/07/07	131,414,400	1,014,000	1,000,533	—	13,467
PEN	08/14/07	1,326,846	412,000	417,418	5,418	—
PEN	08/16/07	1,172,940	369,000	369,000	—	—
PHP	04/17/07	114,468,640	2,288,000	2,372,741	84,741	—
PHP	04/19/07	12,595,560	258,000	261,089	3,089	—
PHP	04/20/07	19,820,920	406,000	410,864	4,864	—
PHP	05/14/07	46,703,250	935,000	968,211	33,211	—
PHP	06/26/07	20,815,180	382,000	431,603	49,603	—
PLN	04/12/07	2,134,339	717,859	736,380	18,521	—
PLN	05/14/07	1,443,323	486,000	498,515	12,515	—
PLN	05/14/07	1,422,892	489,000	491,458	2,458	—
PLN	05/21/07	6,209,225	2,091,000	2,145,094	54,094	—
RON	04/12/07	974,068	378,000	386,315	8,315	—
RON	04/30/07	5,150,000	2,030,197	2,039,224	9,027	—
RUB	08/27/07	14,829,000	566,858	569,928	3,070	—
RUB	11/07/07	19,417,680	724,000	746,326	22,326	—
RUB	02/01/08	101,653,000	3,829,431	3,904,633	75,202	—
RUB	09/19/08	16,102,170	549,000	611,566	62,566	—
SGD	04/10/07	1,542,724	1,007,000	1,016,656	9,656	—
SGD	04/11/07	638,010	417,000	420,475	3,475	—
SGD	04/30/07	1,755,051	1,160,000	1,158,029	—	1,971
SGD	05/07/07	953,756	625,000	629,600	4,600	—
SGD	06/15/07	592,332	390,000	391,994	1,994	—
SGD	08/27/07	527,197	347,000	350,462	3,462	—

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2007 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2007 (concluded):

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
SKK	05/02/07	21,172,026	$789,000	$850,449	$61,449	$—
SKK	05/23/07	18,226,572	726,687	732,733	6,046	—
SKK	06/13/07	18,676,000	721,610	751,342	29,732	—
TRY	05/31/07	488,807	300,786	344,364	43,578	—
TRY	05/31/07	2,020,669	1,398,000	1,423,558	25,558	—
TZS	04/16/07	380,975,000	291,448	306,644	15,196	—
TZS	04/30/07	404,517,600	304,000	324,820	20,820	—
TZS	05/08/07	1,030,179,000	785,796	825,315	39,519	—
TZS	05/15/07	344,256,000	264,000	275,243	11,243	—
TZS	10/16/07	349,856,500	266,000	267,725	1,725	—
TZS	02/05/08	257,664,000	183,000	190,815	7,815	—
TZS	02/06/08	353,556,000	252,000	261,753	9,753	—
TZS	04/30/08	512,913,902	376,589	374,663	—	1,926
UAH	04/02/07	2,283,000	453,246	453,884	638	—
UAH	04/11/07	3,283,000	649,456	652,743	3,287	—
UAH	04/13/07	5,250,000	1,040,139	1,043,850	3,711	—
UGX	04/11/07	455,250,000	250,000	259,861	9,861	—
UGX	09/10/07	340,280,000	188,000	190,345	2,345	—
Total Forward Currency Purchase Contracts			$67,182,897	$68,452,060	$1,355,987	$86,824

Forward Currency Sale Contracts open at March 31, 2007:

			U.S. $ Cost	U.S. $
Forward Currency	Expiration	Foreign	on Origination	Current	Unrealized	Unrealized
Sale Contracts	Date	Currency	Date	Value	Appreciation	Depreciation
BWP	04/11/07	2,625,351	$416,000	$419,176	$—	$3,176
BWP	04/20/07	2,107,133	335,000	335,907	—	907
COP	04/02/07	1,680,720,000	752,000	762,880	—	10,880
COP	04/02/07	1,163,737,500	535,791	528,221	7,570	—
EUR	05/23/07	546,000	726,687	728,366	—	1,679
HUF	04/27/07	148,550,969	796,909	797,974	—	1,065
HUF	06/26/07	146,299,002	781,011	782,627	—	1,616
INR	04/05/07	15,624,080	361,000	359,099	1,901	—
INR	04/05/07	33,333,300	770,000	766,121	3,879	—
INR	04/16/07	8,901,260	206,000	204,128	1,872	—
MXN	04/09/07	8,456,933	755,522	767,681	—	12,159
MXN	05/29/07	7,868,282	711,000	712,407	—	1,407
PHP	04/17/07	67,047,550	1,381,000	1,389,782	—	8,782
RON	04/12/07	3,131,000	1,239,211	1,241,752	—	2,541
TZS	04/16/07	380,975,000	301,882	306,644	—	4,762
TZS	04/30/07	404,517,600	321,046	324,820	—	3,774
TZS	05/08/07	1,030,179,000	776,907	825,315	—	48,408
UAH	04/02/07	2,283,000	453,877	453,884	—	7
Total Forward Currency Sale Contracts			$11,620,843	$11,706,784	15,222	101,163
Gross unrealized appreciation/depreciation on Forward Currency Contracts					$1,371,209	$187,987

See Notes to Portfolio of Investments.

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2007 (unaudited)

(a)	Segregated security for forward currency contracts.

(b)

For federal income tax purposes, the aggregate cost was $149,533,297, aggregate gross unrealized appreciation was $17,534,653, aggregate gross unrealized depreciation was $1,121,893 and the net unrealized appreciation was $16,412,760.

(c)	Principal amount denominated in respective country’s currency unless otherwise specified.

(d)

Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At March 31, 2007, these securities amounted to 1.6% of net assets and none are considered to be liquid. Principal amount denominated in U.S. dollar. Interest rate shown reflects current yield as of March 31, 2007.

(e)

Indicates an equity issuance in which the Fund does not pay the full value of the issue up front. In the purchase of an installment receipt, an initial payment is made to the issuer at the time the issue closes and the remaining balance must be paid in installments, typically within a two-year period. The Fund is still entitled to full voting rights and dividends.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional”
TES — Titulos de Tesoreria

Currency Abbreviations:
ARS	— Argentine Peso	MYR	— Malaysian Ringgit
BRL	— Brazilian Real	NGN	— Nigerian Naira
BWP	— Botswana Pula	PEN	— Peruvian New Sol
COP	— Colombian Peso	PHP	— Philippine Peso
EUR	— Euro	PLN	— Polish Zloty
GHC	— Ghanaian Cedi	RON	— Romanian Leu
HUF	— Hungarian Forint	RUB	— Russian Ruble
IDR	— Indonesian Rupiah	SGD	— Singapore Dollar
ILS	— Israeli Shekel	SKK	— Slovenska Koruna
INR	— Indian Rupee	TRY	— New Turkish Lira
KWD	— Kuwaiti Dinar	TZS	— Tanzanian Shilling
KZT	— Kazak Tenge	UAH	— Ukranian Hryvnia
MXN	— Mexican Peso	UGX	— Ugandan Shilling

Lazard World Dividend & Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2007 (unaudited)

Portfolio holdings by industry (as percentage of net assets):

Industry
Alcohol & Tobacco.	5.7%
Automotive.	0.6
Banking	18.0
Building & Construction	1.4
Chemicals	5.3
Commercial Services	0.8
Computer Software.	0.8
Consumer Products	0.5
Drugs	3.7
Electric	4.7
Energy Exploration & Production	0.9
Energy Integrated	7.7
Energy Services	1.2
Financial Services.	7.6
Food & Beverages.	0.9
Forest & Paper Products	2.9
Insurance	1.2
Leisure & Entertainment	1.2
Manufacturing	1.2
Metals & Mining.	1.7
Real Estate	0.5
Retail	2.9
Semiconductors & Components	2.5
Telecommunications	17.9
Subtotal	91.8
Foreign Government Obligations	8.3
Structured Notes.	1.5
Repurchase Agreement.	2.0
Total Investments	103.6%

Lazard World Dividend & Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of Common Stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)

If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

	Position(s)	Principal Occupation(s) During Past 5 Years
Name (Age)	with the Fund(1)	and Other Directorships Held
Board of Directors:

Class I — Directors with Term Expiring in 2007
Independent Directors:
Leon M. Pollack (66)	Director	Former Managing Director, Donaldson, Lufkin & Jenrette;
Chairman of the Board of Trustees, Adelphi University; Director,
J.B. Hanauer & Co. (broker-dealer).

Robert M. Solmson (59)	Director	Director, Colonial Williamsburg Co.; Former Chief Executive
Officer and Chairman, RFS Hotel Investors, Inc.; Former Director,
Morgan Keegan & Co., Inc.; Former Director, Independent Bank,
Memphis.
Interested Director:
Charles Carroll (46)	Chief Executive Officer,	Deputy Chairman and Head of Global Marketing of the
	President and Director	Investment Manager.

Class II — Directors with Term Expiring in 2008
Independent Directors:
Kenneth S. Davidson (62)	Director	President, Davidson Capital Management Corporation; President,
Aquiline Advisors LLC; Trustee, The Juilliard School; Chairman of
the Board, Bridgehampton Chamber Music Festival; Trustee,
American Friends of the National Gallery, London.

Nancy A. Eckl (44)	Director	Former Vice President, Trust Investments, American Beacon
Advisors, Inc. (“American Beacon”) and Vice President of certain funds advised by American Beacon; Trustee, College Retirement
Equities Fund.

Lester Z. Lieberman (76)	Director	Private Investor; Chairman, Healthcare Foundation of New Jersey;
Director, Cives Steel Co.; Director, Northside Power Transmission
Co.; Advisory Trustee, New Jersey Medical School; Director,
Public Health Research Institute; Trustee Emeritus, Clarkson
University; Council of Trustees, New Jersey Performing Arts
Center.

Class III — Directors with Term Expiring in 2009
Independent Director:
Richard Reiss, Jr. (63)	Director	Chairman, Georgica Advisors LLC, an investment manager;
Director, O’Charley’s, Inc., a restaurant chain.

Interested Director:
Ashish Bhutani (46)	Director	Chief Executive Officer of the Investment Manager; from 2001 to
December 2002, Co-Chief Executive Officer North America of
Dresdner Kleinwort Wasserstein and member of its Global
Corporate and Markets Board and the Global Executive
Committee.

(1)

Each Director also serves as a Director for The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, LLC, a privately offered fund registered under the 1940 Act and advised by an affiliate of the Investment Manager.

Lazard World Dividend & Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Position(s)
Name (Age)	with the Fund(1)	Principal Occupation(s) During Past 5 Years
Officers:
Nathan A. Paul (34)	Vice President	Managing Director and General Counsel of the Investment
	and Secretary	Manager.

Stephen St. Clair (48)	Treasurer	Vice President of the Investment Manager.

Brian Kawakami (57)	Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of the
Investment Manager; Chief Compliance Officer at INVESCO,
from July 2002 to April 2006; Chief Compliance Officer at Aeltus
Investment Management, from 1993 to July 2002.

Brian D. Simon (44)	Assistant Secretary	Director of the Investment Manager; Vice President, Law &
Regulations at J. & W. Seligman & Co., from July 1999 to
October 2002.

David A. Kurzweil (32)	Assistant Secretary	Vice President of the Investment Manager; Associate at
Kirkpatrick & Lockhart LLP, a law firm, from August 1999 to
January 2003.

Cesar A. Trelles (32)	Assistant Treasurer	Fund Administration Manager of the Investment Manager;
Manager for Mutual Fund Finance Group at UBS Global Asset
Management, from August 1998 to August 2004.

(1) Each officer also serves as an officer for each of the Lazard Funds.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112-6300 www.LazardNet.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.